SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                           FORM 8-K/A

                   AMENDMENT TO CURRENT REPORT

          Filed Pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934



                  MODINE MANUFACTURING COMPANY
                  ----------------------------

                           AMENDMENT A


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated July 31, 1995 as set forth in the pages attached hereto:

     Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of business acquired
          -----------------------------------------

          1.  Under Securities and Exchange Commission
              Rule 3-05(b), the acquired businesses, i.e., the Signet Systems Division of the Equion Coproration, Radinam S.A., and Radiadores Montana S.A., do not meet the definition of "significant" subsidiary or the "aggregate impact" tests as enumerated therein. Accordingly, no audited financial statements are filed herewith.

     (b)  Pro forma financial information
          -------------------------------

     The following pro forma financial statement information is presented herewith on a combined basis to include the individually insignificant businesses acquired: the Signet Systems Division of the Equion Corporation; Radinam S.A.; and Radiadores Montana S.A.

     On May 12, 1995 the Company, through its subsidiary NRF Holding B.V., acquired Radiadores Montana S.A., a Spanish manufacturer and distributor to the automotive aftermarket, effective April 1, 1995. Based in Granada, Spain, Montana produces radiators and radiator cores, oil coolers, heaters, and air-conditioner condensers and evaporators for on- and off-highway vehicles and for industrial applications.

     On May 24, 1995, Modine Manufacturing Company acquired the remaining 57-percent ownership interest of its partner, Grupo Condumex S.A. de C.V., in the joint venture company Radinam S.A., which owns

Mexpar(Manufacturera Mexicana de Partes de Automoviles S.A. de C.V.), a radiator manufacturer in Mexico City. Mexpar produces automotive radiators primarily for the automotive aftermarket, but also serves the original equipment manufacturers of vehicles in Mexico.

     On July 14, 1995, Modine Manufacturing Company, through its wholly-owned subsidiary Modi, Inc., acquired the Signet Systems Division ("Signet") of the Equion Corporation and certain liabilities relating thereto, pursuant to an Asset Purchase Agreement effective as of July 31, 1995. The cash purchase price was valued at approximately $55 million. The Company also assumed certain liabilities as part of the acquisition. Signet is a full-service supplier of climate control systems and components to the automotive, truck, and off-highway vehicle markets in both North America and Europe. The main plant is located in Harrodsburg, Kentucky, with a recently acquired operation in Goch, Germany, and a sales and engineering office in Detroit, Michigan.

     The acquisitions listed above have been accounted for as purchases and, accordingly the acquired assets and liabilities have been recorded at their estimated fair market value at the dates of acquisition. The excess of the purchase prices over the fair market value of the net assets acquired are recorded as goodwill. Values related to the Signet acquisition are subject to further adjustments as defined in the Asset Purchase Agreement.

     Presented are the following pro forma financial statements:

     a) Consolidated Balance Sheet as of June 26, 1995
     b) Consolidated Statement of Earnings for the Three Months
        Ended June 26, 1995
     c) Consolidated Statement of Earnings for the Twelve Months
        Ended March 31, 1995

     The Company's historical consolidated balance sheet at June 26, 1995 has been adjusted to include:

     1. The acquisition of Signet and the corresponding reduction in cash and increase in borrowing in the amount of the purchase price.

     2. The acquisition of the remaining 57-percent of Radinam
        S.A. The historical balance sheet presented at June 26, 1995, included Radinam S.A. in the consolidated financial statements as a joint venture under the "equity method" using a one month delay. The cash purchase price was previously included in the June 26, 1995 historical financial statements, therefore no further adjustment is required.

     3. Radiadores Montana S.A. was included in the historical balance sheet at June 26, 1995, therefore no adjustments are required.

                  MODINE MANUFACTURING COMPANY
                     PRO FORMA BALANCE SHEET
                          JUNE 26, 1995
            (In thousands, except per-share amounts)
                           (Unaudited)
                                           Historical   Pro forma   Pro forma
                                             Modine    Adjustments   Results
                                           ----------  -----------  ---------
ASSETS
   Current assets:
   Cash and cash equivalents                $ 35,952    $(22,498)    $ 13,454
   Trade receivables                         157,176      13,122      170,298
   Allowance for doubtful accounts            (6,536)       (118)      (6,654)
   Inventories:
     Raw material                             37,823       4,833       42,656
     Work in process                          40,829       1,391       42,220
     Finished goods                           60,527       6,478       67,005
                                            --------    --------     --------
       Total Inventories                     139,179      12,702      151,881
   Deferred income taxes and other
     current assets                           24,511       1,122       25,633
                                            --------    --------     --------
   Total current assets                      350,282       4,330      354,612
                                            --------    --------     --------

   Other assets:
   Property, plant, and equipment - net      177,852      10,957      188,809
   Investment in affiliates                    9,285      (2,237)       7,048
   Intangible assets - net                    34,661      38,339       73,000
   Deferred charges and other
     noncurrent assets                        37,894       1,096       38,990
                                            --------    --------     --------
   Total other assets                        259,692      48,155      307,847
                                            --------    --------     --------
       Total assets                         $609,974    $ 52,485     $662,459
                                            ========    ========     ========

LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current liabilities:
   Short-term debt                          $ 17,322    $ 25,000     $ 42,322
   Long-term debt - current portion           39,283       2,506       41,789
   Accounts payable                           70,018       6,306       76,324
   Accrued compensation and employee
     benefits                                 42,002       1,009       43,011
   Income taxes                               10,903         554       11,457
   Accrued expenses and other current
     liabilities                              22,128       4,424       26,552
                                            --------    --------     --------
   Total current liabilities                 201,656      39,799      241,455
                                            --------    --------     --------

   Other liabilities:
   Long-term debt                             37,247       5,297       42,544
   Deferred income taxes                      13,022           0       13,022
   Other noncurrent liabilities               37,964       7,052       45,016
                                            --------    --------     --------
   Total other liabilities                    88,233      12,349      100,582
                                            --------    --------     --------
       Total liabilities                     289,889      52,148      342,037
                                            --------    --------     --------

   Shareholders' investment:
   Preferred stock, $0.025 par value,
     authorized 16,000 shares,
     issued - none                                 -           -            -
   Common stock, $0.625 per value,
     authorized 80,000 shares,
     issued 30,342 shares                     18,964           0       18,964
   Additional paid-in capital                  8,853           0        8,853
   Retained earnings                         307,923        (508)     307,415
   Foreign currency translation
     adjustment                                7,303         845        8,148
   Treasury stock at cost: 679 shares        (19,543)          0      (19,543)
   Restricted stock - unamortized value       (3,415)          0       (3,415)
                                            --------    --------     --------
       Total shareholders' investment        320,085         337      320,422
                                            --------    --------     --------
       Total liabilities and share-
          holders' investment               $609,974    $ 52,485     $662,459
                                            ========    ========     ========

     The Company's historical consolidated statements of earnings presented below have been adjusted to include the operating results of the Signet Systems Division of the Equion Corporation, Radinam S.A., and Radiadores Montana S.A. On a pro forma basis, the unaudited consolidated results of operations would have been as follows had the acquisitions occurred on April 1, 1994 (March 1, 1994 for those foreign locations reported on a one month lag), after giving effect to certain adjustments, the most significant ones being: amortization of goodwill;
a reduction in interest income resulting from the loss of the use of cash needed for the acquisitions; increased interest expense resulting from additional borrowing; elimination of intercompany activity; and the elimination of certain home office expense and interest income allocations by Equion to Signet.

     The pro forma results presented do not necessarily reflect the results of operations as they would have been if the acquisitions had taken place on the date assumed above, nor are they necessarily indicative of the results of future combined operations.

                  MODINE MANUFACTURING COMPANY
                 PRO FORMA STATEMENT OF EARNINGS
            FOR THE THREE MONTHS ENDED JUNE 26, 1995
            (In thousands, except per-share amounts)
                           (Unaudited)

                                          Historical    Pro forma    Pro forma
                                            Modine     Adjustments    Results
                                          ----------   -----------   ---------
Net Sales                                  $239,216     $ 20,964      $260,180
Cost of Sales                               178,334       15,841       194,175
                                           --------     --------      --------

Gross profit                                 60,882        5,123        66,005
Selling, general, and administrative
  expenses                                   35,467        4,796        40,263
                                           --------     --------      --------

Income from operations                       25,415          327        25,742
Interest (expense)                           (1,627)        (542)       (2,169)
Other income (expense) - net                  1,250          516         1,766
                                           --------     --------      --------

Earnings before income taxes                 25,038          301        25,339
Provision for income taxes                    9,055          (29)        9,026
                                           --------     --------      --------

Net earnings                               $ 15,983     $    330      $ 16,313

Primary

Net earnings per share of common stock     $    .52     $    .01      $    .53

Average common shares and common share
  equivalents outstanding                    30,592       30,592        30,592

Fully Diluted

Net earnings per share of common stock     $    .52     $    .01      $    .53

Average common shares and common share
  equivalents outstanding                    30,647       30,647        30,647

                  MODINE MANUFACTURING COMPANY
                 PRO FORMA STATEMENT OF EARNINGS
           FOR THE TWELVE MONTHS ENDED MARCH 31, 1995
            (In thousands, except per-share amounts)
                           (Unaudited)


                                         Historical    Pro forma    Pro forma
                                           Modine     Adjustments    Results
                                         ----------   -----------   ---------
Net Sales                                  $913,010     $ 95,321    $1,008,331
Cost of Sales                               644,753       72,412       717,165
                                           --------     --------    ----------

Gross profit                                268,257       22,909       291,166
Selling, general, and administrative
  expenses                                  156,203       20,959       177,162
                                           --------     --------    ----------

Income from operations                      112,054        1,950       114,004
Interest (expense)                           (6,384)      (2,505)       (8,889)
Other income (expense) - net                  3,157       (1,672)        1,485
                                           --------     --------    ----------

Earnings before income taxes                108,827       (2,227)      106,600
Provision for income taxes                   40,385         (460)       39,925
                                           --------     --------    ----------

Net earnings                               $ 68,442     $ (1,767)   $   66,675

Primary

Net earnings per share of common stock     $   2.24     $   (.06)   $     2.18

Average common shares and common share
  equivalents outstanding                    30,534       30,534        30,534

Fully Diluted

Net earnings per share of common stock     $   2.24     $   (.06)   $     2.18

Average common shares and common share
  equivalents outstanding                    30,621       30,621        30,621

     (c)  Exhibits

Reference Number
Per Item 601 of
Regulation S-K                                                   Page
---------------                                                  ----

    1               Not Applicable

   *2               Asset Purchase Agreement effective as
                    of July 31, 1995.

                    The schedules and exhibits to the Asset
                    Purchase Agreement are not filed herewith.
                    The Asset Purchase Agreement filed
                    herewith identifies within its text the
                    contents of all such omitted schedules
                    and exhibits, and the Registrant hereby
                    agrees to furnish supplementally a
                    copy of any such omitted schedule or
                    exhibit to the Securities and Exchange
                    Commission upon request.

    4               Rights Agreement dated as of
                    October 16, 1986 between the
                    Registrant and the First National
                    Bank of Chicago (Rights Agent)
                    (filed by reference to the Exhibit
                    contained in the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 1992).

    4(a)            Amendment Number 1 to Rights
                    Agreement dated as of January 18,
                    1995 between the Registrant and
                    First Chicago Trust Company of
                    New York (Rights Agent) (filed
                    by reference to the exhibit
                    contained within the Registrant's
                    Current Report on Form 8-K dated
                    January 13, 1995).

    4(b)            Amendment Number 2 to Rights
                    Agreement dated as of January 18,
                    1995 between the Registrant and
                    First Chicago Trust Company of
                    New York (Rights Agent) (filed
                    by reference to the exhibit
                    contained within the Registrant's
                    Current Report on Form 8-K dated
                    January 13, 1995).

                    Note:  The amount of long-term
                    -----
                    debt authorized under any
                    instrument defining the rights of
                    holders of long-term debt of the
                    Registrant, other than as noted
                    above, does not exceed ten percent
                    of the total assets of the
                    Registrant and its subsidiaries on
                    a consolidated basis.  Therefore, no
                    such instruments are required to be
                    filed as exhibits to this Form 8-K/A.
                    The Registrant agrees to furnish
                    copies of such instruments to the
                    Commission upon request.

   16               Not applicable.

   17               Not applicable.

   20               Not applicable

   23               Not applicable

   24               Not applicable

   27               Not applicable

   99               Not applicable

*Filed herewith.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 1995.

                                   MODINE MANUFACTURING COMPANY
                                   (Registrant)



                                   By: R. W. POSSEHL
                                      --------------------------
                                        R. W. Possehl, Vice
                                        President, Administration